UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 15, 2011 (August 15, 2011)

Duff & Phelps Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33693	20-8893559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, 31st Floor, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(212) 871-2000

N/A
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 15, 2011, Duff & Phelps, LLC (the “Company”), the primary operating subsidiary of Duff & Phelps Corporation, entered into a third amendment (the “Amendment”) to its Credit Agreement, dated as of July 15, 2009 (as amended by (i) the First Amendment to Credit Agreement dated as of November 8, 2010 and (ii) the Second Amendment to the Credit Agreement dated as of February 23, 2011, the “Credit Agreement”), with Bank of America, N.A., as administrative agent and the lenders from time to time party thereto. The Credit Agreement currently provides for a $30 million senior secured revolving credit facility, including a $10 million sub-limit for the issuance of letters of credit.

Pursuant to the Amendment, the definition of consolidated fixed charge coverage ratio was amended to exclude cash restricted payments made to Duff & Phelps Corporation during the six-month period from July 1, 2011 through December 31, 2011 to facilitate the potential future repurchase by Duff & Phelps Corporation of its publicly traded stock in an aggregate amount not to exceed $50 million.

The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1
Third Amendment to Credit Agreement, dated as of August 15, 2011, among Duff & Phelps, LLC, Duff & Phelps Acquisitions, LLC, Chanin Capital Partners LLC, and Rash & Associates, L.P., as guarantors, Bank of America, N.A., as administrative agent and letter of credit issuer, and each other lender party thereto, related to the Credit Agreement, dated as of July 15, 2009, among Duff & Phelps, LLC, each agent and lender from time to time party thereto and Bank of America, N.A., as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUFF & PHELPS CORPORATION

/s/ Edward S. Forman
Edward S. Forman
Executive Vice President, General Counsel and Secretary

Dated: August 15, 2011

DUFF & PHELPS CORPORATION
CURRENT REPORT ON FORM 8-K
Report dated August 15, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1
Third Amendment to Credit Agreement, dated as of August 15, 2011, among Duff & Phelps, LLC, Duff & Phelps Acquisitions, LLC, Chanin Capital Partners LLC, and Rash & Associates, L.P., as guarantors, Bank of America, N.A., as administrative agent and letter of credit issuer, and each other lender party thereto, related to the Credit Agreement, dated as of July 15, 2009, among Duff & Phelps, LLC, each agent and lender from time to time party thereto and Bank of America, N.A., as administrative agent.